EXHIBIT 2.6

                         ACTION OF STOCKHOLDERS
                                   OF
                STARNET COMMUNICATIONS INTERNATIONAL INC.
                                   BY
                             WRITTEN CONSENT


     The undersigned, being a majority of the voting power of the stockholders of Starnet Communications International Inc., a Nevada corporation (the "Corporation"), acting by written consent in lieu of a meeting pursuant to the provisions of Section 78.320 of the Nevada Revised Statutes, hereby waive all notice of time, place and purpose of meeting and adopt and consent to the adoption of the following action with the same effect as if taken at a duly called meeting of the stockholders:

          WHEREAS, the undersigned are the legal and beneficial owners of Ninety percent (90%) of the issued and outstanding shares of Class A voting common stock, $.001 par value per share of the Corporation, which is the only issued and outstanding class of stock of the Corporation; and

          WHEREAS, Starnet Communications International (DE) Inc., a Delaware corporation and a wholly owned subsidiary of the Corporation (the "Subsidiary"), desires to redomesticate to Delaware by means of a merger with the Corporation;

          NOW, THEREFORE, BE IT RESOLVED, that the Corporation merge with the Subsidiary on the terms and conditions of the merger as set forth in the attached form of Plan and Agreement of Merger, and the officers of the Corporation are authorized to execute and deliver a Plan and Agreement of Merger substantially in the form thereof, and

          BE IT FURTHER RESOLVED, that effective upon the filing of an appropriate Certificate of Merger with the Secretary of the State of Delaware and appropriate Articles of Merger with the Secretary of State of Nevada, the Corporation will be merged with the Subsidiary, and, as the surviving corporation, the Subsidiary will assume all of the obligations of and succeed to the rights of the Corporation; and

          BE IT FURTHER RESOLVED, that the President and Secretary of this Corporation be and each hereby is authorized to make and execute Articles of Merger providing for the merger of the corporation with and into the Subsidiary and to cause the same to be filed with the Nevada Secretary of State, and such officers are authorized to make, execute, attest and file a Certificate of Merger with the Delaware Secretary of State and to do all acts and things, whatsoever whether within or without the States of Delaware and Nevada, which may be in any way necessary or appropriate to effect said merger.

POWER OF ATTORNEY                             PACIFIC RIM INVESTMENT INC.
AND SIGNATURE ON FILE                            /s/ CHARLES BURN, C.E.O.
/s/                                            Per-----------------------
---------------------------                       CHARLES BURN, C.E.O.
PACIFIC RIM INVESTMENT INC.                                        [SEAL]

The effective date of this action is March 10th, 1997.

QUEEN EQUITIES INC.
NOMINATED INTERNATIONAL INC.
CORN CORPORATION
LEA INTERNATIONAL EQUITIES INC.
SUNNY LTD.
FAIRFIELD COMMUNICATIONS INC.
HEADS INVESTMENT INC.
T.C.I. EQUITIES INC.
BRIS INTERNATIONAL INC.
GOLD EQUITIES INC.

By Powers of Attorney, granted to Charles Burn and/or Pacific Rim
Investment Inc. of Box 782, Port Vila, Vanuatu, South Pacific; the undersigned hereby executes the attached documents on behalf of the above corporations dated March 10, 1997.


                              PACIFIC RIM INVESTMENT INC.


                              Per /s/ CHARLES BURN
                                 -----------------------------
                                   CHARLES BURN, C.E.O.
                                   Charles Burn, pursuant to a
                                   registered Power of Attorney.

                              [SEAL]





                                               POWER OF ATTORNEY
                                               AND SIGNATURE ON FILE

                                               /s/
                                              ---------------------------
                                              PACIFIC RIM INVESTMENT INC.

                  CERTIFICATION OF ACKNOWLEDGEMENT AND
                  ------------------------------------
                                AGREEMENT
                                ---------

     This document certifies that I am a shareholder of Starnet Communications International Inc., with registered offices at 7631 Bermuda Road, Las Vegas, Nevada, and that I have read the PLAN AND AGREEMENT OF MERGER OF STARNET COMMUNICATIONS INTERNATIONAL INC. into STARNET COMMUNICATIONS INTERNATIONAL (DE) INC.

     By signing this document, I certify that I agree with and have adopted the foregoing Plan and Agreement of Merger.


QUEEN EQUITIES INC.
NOMINATED INTERNATIONAL INC.
CORN CORPORATION
LEA INTERNATIONAL EQUITIES INC.
SUNNY LTD.
FAIRFIELD COMMUNICATIONS INC.
HEADS INVESTMENT INC.
T.C.I. EQUITIES INC.
BRIS INTERNATIONAL INC.
GOLD EQUITIES INC.

By Powers of Attorney, granted to Charles Burn and/or Pacific Rim
Investment Inc. of Box 782, Port Vila, Vanuatu, South Pacific; the undersigned hereby executes the attached documents on behalf of the above corporations dated March 10th, 1997.

                              PACIFIC RIM INVESTMENT INC.


                              Per /s/ CHARLES BURN
                                 -----------------------------
                                   CHARLES BURN, C.E.O.
                                   Charles Burn, pursuant to a
                                   registered Power of Attorney.

                              [SEAL]





                                               POWER OF ATTORNEY
                                               AND SIGNATURE ON FILE

                                               /s/
                                              ---------------------------
                                              PACIFIC RIM INVESTMENT INC.